SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 26, 1997

                               PAN AM CORPORATION
             (Exact name of Registrant as specified in its charter)

                   9300 N.W. 36TH STREET, MIAMI, FLORIDA 33178
                         (address of principal offices)

                                  305-873-3000
                         (Registrant's telephone number)

Incorporation under the laws of the         Commission File Number         I.R.S. Employer Identification Number

         STATE OF FLORIDA                          0-23444                              65-0450311

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On September 26, 1997, Pan Am Corporation, a Florida corporation (the "Registrant"), completed the acquisition of Carnival Air Lines, Inc. pursuant to an Acquisition Agreement, dated March 20, 1997, as amended (the "Agreement"), among the Registrant, CAL Acquisition Corporation, a wholly-owned subsidiary of the Registrant ("Acquisition"), Air Holding Company and Carnival Air Lines, Inc. ("Carnival"). Pursuant to the Agreement, (i) Acquisition was merged (the "Merger") with and into Carnival, (ii) Carnival became a wholly-owned subsidiary of the Registrant, (iii) all of the outstanding shares of the Common Stock, par value $0.0002105 per share, of Carnival were converted into an aggregate of 9,523,810 shares (the "Exchange Shares") of the Common Stock, par value $0.0001 per share, of the Registrant (the "Common Stock"), (iv) Carnival changed its name to "Pan American Airways Corp." and (v) Mr. Howard Frank, a representative of Carnival, was appointed to the Board of Directors of the Registrant. The Merger was accounted for by the Registrant under the "purchase" method of accounting in accordance with generally accepted accounting principles. The Registrant's shareholders approved the issuance of the Exchange Shares at the Registrant's Annual Meeting of Shareholders held on September 26, 1997.

         The Exchange Shares constituted approximately 46% of the then-outstanding shares of Common Stock, without giving effect to the issuance of (i) 4,748,000 shares of Common Stock issuable upon the exercise of outstanding warrants and options to purchase Common Stock and (ii) the shares of Common Stock issuable upon the conversion of the Registrant's Series A Convertible Preferred Stock, par value $0.0001 per share, and Series B Junior Convertible Preferred Stock, par value $0.0001 per share. Of the 9,523,810 Exchange Shares, 8,928,571 (or approximately 93.7% of the Exchange Shares) were issued to The Micky Arison 1995 Air Holding Trust, the principal shareholder of Carnival (the "Trust"), 357,143 shares were issued to Mr. Reuven Wertheim ("Wertheim") and 238,096 shares were issued to Mr. A. Daniel Ratti ("Ratti"). In connection with the acquisition, Registrant entered into a Registration Rights Agreement with the Trust, Wertheim and Ratti (the "Registration Rights Agreement") and a Standstill Agreement, with Mr. Micky Arison and JMD Delaware, Inc. ("JMD"), as Trustee for the Trust (the "Standstill Agreement"). Pursuant to the terms of the Standstill Agreement, Mr Arison and the Trust are, as a group, generally prohibited from directly or indirectly acquiring voting securities of the Registrant in excess of 45% of the voting rights of all outstanding voting securities of the Registrant (on a fully diluted basis) and from directly or indirectly offering or seeking to control, in any manner, the management, Board of Directors or policies of the Registrant, other than through the director position contemplated by the Agreement. Mr. Arison and JMD are also generally restricted in the amount and manner by which they may transfer any Common Stock owned by them.

         The foregoing description of the Agreement, the Registration Rights Agreement and the Standstill Agreement is qualified in its entirety by the full text of the Agreement, the Registration Rights Agreement and the Standstill Agreement which are included as Exhibits 2.1, 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference. Additional information with respect to the Merger is set forth in the Registrant's Definitive Proxy Statement, dated September 8, 1997, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Registrant's Common Stock is traded on the American Stock Exchange under the symbol "PAA."

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  1. Report of Independent Certified Public Accountants (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  2. Audited Balance Sheet of Carnival Air Lines, Inc. at June 30, 1997 and 1996 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  3. Audited Statement of Operations of Carnival Air Lines, Inc. for the years ended June 30, 1997, 1996 and 1995 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  4. Audited Statement of Cash Flows of Carnival Air Lines, Inc. for the years ended June 30, 1997, 1996 and 1995 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  5. Notes to Financial Statements (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

         (b)      Pro Forma Financial Information

                  1. Introduction to Unaudited Pro Forma Combined Condensed Financial Information (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  2. Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1997 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  3. Unaudited Pro Forma Combined Condensed Income Statement for the year ended December 31, 1996 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  4. Unaudited Pro Forma Combined Condensed Income Statement for the six months ended June 30, 1997 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

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                  5.       Notes to Unaudited Pro Forma Combined Condensed
                           Financial Information (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

         (c)      Exhibits

                  2.1 Acquisition Agreement, dated as of March 20, 1997, among Pan Am Corporation, CAL Acquisition Corporation, Air Holding Company and Carnival Air Lines, Inc., as amended on July 8, 1997, July 9, 1997 and August 26, 1997 (incorporated by reference to the Registrant's Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 8, 1997).

                  10.1 Registration Rights Agreement, dated as of March 20, 1997, among Pan Am Corporation, The Micky Arison 1995 Air Holding Trust, Reuven Wertheim and A. Daniel Ratti.

                  10.2 Standstill Agreement, dated as of March 20, 1997, among Pan Am Corporation, Micky Arison and The Micky Arison 1995 Air Holding Trust.

                  10.3 Credit Agreement, dated August 1, 1997, among Pan Am Corporation, Carnival Air Lines, Inc. and NationsBank National Association.

                  20 Definitive Proxy Statement of Pan Am Corporation, dated September 5, 1997 (incorporated by reference to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on September 8, 1997).

                  23.1     Consent of Price Waterhouse LLP.

                  99.1 Press Release of Pan Am Corporation relating to the Acquisition of Carnival Air Lines, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PAN AM CORPORATION

                                             By: /s/ John J. Ogilby, Jr.
                                                 -----------------------
                                                 John J. Ogilby, Jr.
                                                 Chief Financial Officer and
                                                 General Counsel

Dated: October 6, 1997

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                                 EXHIBIT INDEX

EXHIBIT                                  DESCRIPTION
-------                                  -----------

10.1 Registration Rights Agreement, dated as of March 20, 1997, among the Registrant, the Trust, Wertheim and Ratti.

10.2 Standstill Agreement, dated as of March 20, 1997, among the Registrant, Micky Arison and the Trust.

10.3 Credit Agreement, dated August 1, 1997, among the Registrant, Carnival Air Lines, Inc. and NationsBank National Association.

23.1     Consent of Price Waterhouse LLP.

99.1 Press Release of Pan Am Corporation relating to the Acquisition of Carnival Air Lines, Inc.